The Rushmore Fund, Inc.
U.S. Government Bond Portfolio

Supplement dated March 22, 2002 to the Prospectus dated January 1, 2002

1.       The first sentence under Principal Investment Strategy on page 3 of the Prospectus should be replaced with the following:

The Fund invests principally in United States Treasury notes and bonds and in other U.S. Government securities with maturities that range from short- to long-term and present minimal credit risk.

2.       Reference to "swings in money growth" on page 6 should be replaced with GDP.

3.       The Investment Subadviser section on page 10 shall include the following:

Prior to Ms. Milton-Blue's tenure at Bradford & Marzec, Inc., she was portfolio manager at Coast Global Advisors, Fischer Francis Trees & Watts, and Bankers Trust Co.